Exhibit 10.16 PIERIS PHARMACEUTICALS GmbH Lise-Meitner-Strasse 30 85354 Freising, Germany Attention: Alliance Management Copy to: PIERIS PHARMACEUTICALS Inc. 255 State Street, 9th Floor Boston, MA 02109 Attention: Legal Counsel February 5, 2020 By email and by registered letter with acknowledgement of receipt Re: Letter to extend the Initial Research Collaboration Term pursuant to section 3.1.1 a) of the License and Collaboration Agreement between Les Laboratoires Servier and Institut de Recherches Internationales Servier (individually and collectively “Servier”) and Pieris Pharmaceuticals Inc. and Pieris Pharmaceuticals GmbH (individually and collectively “Pieris”) (“Servier” and “Pieris” collectively the “Parties”) dated January 4, 2017 referenced 162756/SNET/PTCE as amended (the “Agreement”) Dear Sirs, The Initial Research Collaboration Term expires on January 3rd, 2020 in accordance with section 1.124 of the Agreement. In that respect, Servier and Pieris mutually agree by the present letter (the “Letter Amendment”) to extend the Initial Research Collaboration Term for the Initial Collaboration Products which are still under Development under the applicable Collaboration Plans and which have not reached PCC yet [***] by one (1) year (the “Initial Research Collaboration Renewal Term”) pursuant to section 3.1.1 a) of the Agreement. Consequently, the Initial Research Collaboration Renewal Term shall now be due to expire on January 3, 2021. Pursuant to 3.1.6 a) the Parties agree that the additional sum to be paid to Pieris (the “Collaboration Renewal Development Funds”) with respect to such Collaboration Renewal Term is [***]. Such Collaboration Renewal Development Funds includes (i) [***], and (ii) an additional lump sum of [***]. The Collaboration Renewal Development Funds shall be paid in quarterly installments of [***] following receipt of invoices requesting such payments, with the first payment due within forty-five (45) days of the execution of this Letter Amendment, the second payment due within forty-five (45) days of April 1, 2020, the third payment due within forty-five (45) days of July 1, 2020 and the fourth payment due within forty-five (45) days of October 1, 2020. 1 / 7 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.16 Following extension of the Initial Research Collaboration Term, the Parties mutually agree to update by this Letter Amendment the applicable Collaboration Plans and Collaboration Budgets accordingly. The updated versions of the Collaboration Plans and Collaboration Budgets are attached as exhibits to this Letter Amendment and may be updated or amended from time-to-time pursuant to the Agreement. Capitalized terms or derivatives thereof when used herein shall have the meaning attributed to them in the Agreement. This Letter Amendment does not modify the Agreement on any aspects other than those explicitly stated herein. All other provisions of the Agreement not modified by this Letter Amendment shall remain in full force and effect. This Letter Amendment, comprising three (3) exhibits, is made in four (4) original copies and shall become effective as of January 3, 2020. Please provide acknowledgement of this Letter Amendment, by having this Letter Amendment signed by a duly-authorized signatory and returning two (2) executed copy of this Letter Amendment at your earliest convenience to Mr. Romuald LAINE (at Institut de Recherches Internationales Servier, 50 rue Carnot, 92284 Suresnes Cedex, France) with an electronic copy to romuald.laine@servier.com. Yours sincerely, For INSTITUT DE RECHERCHES For LES LABORATOIRES SERVIER INTERNATIONALES SERVIER By:_/s/ Dr. Claude Bertrand______ By:_/s/ Mr. Christian Bazantay___ Name : Dr. Claude Bertrand Name: Mr. Christian BAZANTAY Title: Vice-President Research and Title: Proxy Development By:_/s/ Mr. Eric Falcand_____ Name: Mr. Eric FALCAND Title: Proxy 2 / 7 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.16 For PIERIS PHARMACEUTICALS, INC. For PIERIS PHARMACEUTICALS GMBH By:_/s/ Stephen S. Yoder______ By:____/s/ Stephen S. Yoder_______ Name : Stephen Yoder Name : Stephen Yoder Title: CEO Title: Managing Director 3 / 7 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.16 Exhibit 3.1.2. (a)2 [***] 4 / 7 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.16 Exhibit 3.1.2. (a)3 [***] 5 / 7 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.16 Exhibit 3.1.2. (a)4 [***] 6 / 7 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.16 Summary [***] 7 / 7 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.